UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): March 15, 2002


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                          Commission File No. 333-69864

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                          LEASE INVESTMENT FLIGHT TRUST


                         State of Organization: Delaware
                    IRS Employer Identification No. 51-65219
       1100 North Market Street, Rodney Square North, Wilmington, Delaware
                           Telephone - (302) 651-1000










                       This document consists of 8 pages.

Item 5.       Other Events.

Attached hereto as Exhibit 99.1 is a copy of the Monthly Report to Noteholders for the payment date of March 15, 2002, sent to the holders of the notes.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  LEASE INVESTMENT FLIGHT TRUST
                                  (Registrant)





       March 15, 2002                By:   /s/ David Treitel
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                                          David Treitel
                                          Equity Trustee and Controlling Trustee



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